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                                                                                              JACKSON NATIONAL LIFE
                                                                                   INSURANCE COMPANY OF NEW YORK(R) [GRAPH OMITTED]

perspective II (R) (09/05)
FIXED AND VARIABLE ANNUITY APPLICATION (VA220NY)                                                    Home Office - Purchase, NY 10577
See back page for mailing address.                                                                                     WWW.JNLNY.COM
USE DARK INK ONLY

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REGISTRATION INFORMATION
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OWNER'S NAME                                    Date of Birth (mm/dd/yyyy)                      SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Age             Sex       U.S. Citizen     Phone No. (include area code)        E-Mail Address          Broker/Dealer Account Number
            __ M  __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)

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Home Address (number and street)                CITY, STATE, ZIP                        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age     Sex        U.S. Citizen         Phone No. (include area code)           E-Mail Address
                                     __ M  __ F    __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                          SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age     Sex        U.S. Citizen         Phone No. (include area code)           E-Mail Address
                                     __ M  __ F    __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                          SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age        Sex             U.S. Citizen            Phone No. (include area code)
                                        __ M  __ F         __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
Primary
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                 Relationship to Owner        Address (number and street)                       City, State, ZIP

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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
__ Primary
__ Contingent    -------------------------------------------------------------------------------------------------------------------
                 Relationship to Owner        Address (number and street)                        City, State, ZIP

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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
__ Primary
__ Contingent    -------------------------------------------------------------------------------------------------------------------
                 Relationship to Owner        Address (number and street)                        City, State, ZIP

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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
__ Primary
__ Contingent    -------------------------------------------------------------------------------------------------------------------
                 Relationship to Owner        Address (number and street)                        City, State, ZIP

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ANNUITY TYPE                                                                          TRANSFER INFORMATION

__ Non-Tax Qualified                       __ IRA - Individual*                       __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan           __ IRA - Custodial                         __ Direct Transfer
__ HR-10 (Keogh) Plan                      __ IRA - Roth*                             __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)       *Tax Contribution Years and Amounts:       __ Non-Direct Rollover
__ IRA - SEP                               Year: _____  $______________               __ Roth Conversion
__ Other __________________________        Year: _____  $______________

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NVDA 120 09/05                                                                                                          NV4173 09/05
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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? __ YES __ NO    IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                                    Contract No.                    Anticipated Transfer Amount
                                                                                $
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Company Name                                    Contract No.                    Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
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If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

   __ Highest Anniversary Value Death Benefit
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      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
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A. CONTRACT ENHANCEMENT OPTIONS(1)
   (MAY SELECT ONLY ONE)
   __ 2% of first-year premium (2)
   __ 3% of first-year premium (2)
   __ 4% of first-year premium (2)

B. WITHDRAWAL OPTIONS
   __ 20% Additional Withdrawal Benefit (3, 4)
   __ 3-Year Withdrawal Charge Schedule
   __ 5-Year Withdrawal Charge Schedule (4)

 C. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
    __ SafeGuard 7 Plus(SM) (5)
       (7% Guaranteed Minimum Withdrawal Benefit)
    __ AutoGuard(SM) (5)
       (5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up)
    __ MarketGuard 5(SM) (5)
       (5% Guaranteed Minimum Withdrawal Benefit)
    __ LifeGuard 5(SM) (5)
       (5% For Life Guaranteed Minimum Withdrawal Benefit)
    __ LifeGuard 4(SM) (5)
        (4% For Life Guaranteed Minimum Withdrawal Benefit)
    __ FutureGuard(SM) (6)
        (Guaranteed Minimum Income Benefit)

(1)  Please   complete  the   Important   Disclosure   Regarding   the  Contract
     Enhancement.

(2) Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or 7-Year Fixed Account Options during the Recapture period of that selected option.

(3)  May not be selected in combination with the 3% or 4% Contract Enhancement.

(4)  May not be  selected  in  combination  with the  3-Year  Withdrawal  Charge
     Schedule.

(5) A GMWB may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required  minimum  distributions  imposed  by  the  IRS.  Some  withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of GMWB is appropriate for the Owner's situation, including required minimum distributions. Please consult a tax advisor on this and other matters of selecting income options.

(6) The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

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INITIAL PREMIUM
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Amount of premium with application: $______________________________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

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INCOME DATE
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PLEASE SPECIFY DATE (mm/dd/yyyy):______________
If an Income Date is not specified, age 90 (age 70 1/2 for Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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  __ Yes -  PLEASE COMPLETE SUPPLEMENTAL APPLICATION N3144.
  __ No  -  PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.

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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER       PORTFOLIOS                                              NUMBER         PORTFOLIOS
196 _____% JNL(R)/AIM Large Cap Growth                               189 _____% JNL/Mellon Capital Management Financial Sector
206 _____% JNL/AIM Real Estate Fund                                  188 _____% JNL/Mellon Capital Management Healthcare Sector
195 _____% JNL/AIM Small Cap Growth                                  190 _____% JNL/Mellon Capital Management Oil & Gas Sector
114 _____% JNL/Alger Growth                                          187 _____% JNL/Mellon Capital Management Technology Sector
115 _____% JNL/Eagle Core Equity                                     054 _____% JNL/Mellon Capital Management Enhanced S&P 500 Stock
116 _____% JNL/Eagle SmallCap Equity                                               Index
150 _____% JNL/FMR Balanced                                          173 _____% JNL/Oppenheimer Global Growth
101 _____% JNL/FMR Capital Growth                                    174 _____% JNL/Oppenheimer Growth
208 _____% JNL/Franklin Templeton Small Cap Value                    127 _____% JNL/PIMCO Total Return Bond
207 _____% JNL/Goldman Sachs Mid Cap Value                           105 _____% JNL/Putnam Equity
113 _____% JNL/JPMorgan International Equity                         148 _____% JNL/Putnam Midcap Growth
126 _____% JNL/JPMorgan International Value                          106 _____% JNL/Putnam Value Equity
132 _____% JNL/Lazard Mid Cap Value                                  136 _____% JNL/Salomon Brothers High Yield Bond
131 _____% JNL/Lazard Small Cap Value                                110 _____% JNL/Salomon Brothers Strategic Bond
123 _____% JNL/Mellon Capital Management S&P 500(R) Index            109 _____% JNL/Salomon Brothers U.S. Government & Quality Bond
124 _____% JNL/Mellon Capital Management S&P(R) 400 MidCap Index     104 _____% JNL/Select Balanced
128 _____% JNL/Mellon Capital Management Small Cap Index             103 _____% JNL/Select Global Growth
129 _____% JNL/Mellon Capital Management International Index         102 _____% JNL/Select Large Cap Growth
133 _____% JNL/Mellon Capital Management Bond Index                  107 _____% JNL/Select Money Market
147 _____% JNL/Mellon Capital Management TheDow(SM) 10               179 _____% JNL/Select Value
178 _____% JNL/Mellon Capital Management The S&P 10                  111 _____% JNL/T. Rowe Price Established Growth
175 _____% JNL/Mellon Capital Management Global 15                   112 _____% JNL/T. Rowe Price Mid-Cap Growth
176 _____% JNL/Mellon Capital Management 25                          149 _____% JNL/T. Rowe Price Value
177 _____% JNL/Mellon Capital Management Select Small-Cap
224 _____% JNL/Mellon Capital Management JNL 5                       THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS
228 _____% JNL/Mellon Capital Management Nasdaq(R) 15
229 _____% JNL/Mellon Capital Management Value Line(R) 25            227 _____% JNL/S&P Managed Conservative
225 _____% JNL/Mellon Capital Management VIP                         226 _____% JNL/S&P Managed Moderate
191 _____% JNL/Mellon Capital Management Communications Sector       117 _____% JNL/S&P Managed Moderate Growth
185 _____% JNL/Mellon Capital Management Consumer Brands Sector      118 _____% JNL/S&P Managed Growth
                                                                     119 _____% JNL/S&P Managed Aggressive Growth

__ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios         FIXED ACCOUNT OPTIONS
selected above and the 1-year Fixed Account (if selected) will
participate in the program. The 3, 5 and 7 year Fixed Accounts       041 _____% 1-year
are not available for Automatic Rebalancing.                         043 _____% 3-year
                                                                     045 _____% 5-year
Frequency: __ Monthly      __ Quarterly                              047 _____% 7-year
           __ Semi-Annual  __ Annual
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Start Date:_______________________

If no date is selected, the program will begin one month / quarter / half-year / year (depending on the frequency you selected) from the date JNL/NY(R) applies the first premium payment.


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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent __ I do not consent __ to electronic delivery of annual and semi-
annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except _______________) from Jackson National Life of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY.
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8.   If I (we) have  elected  the  Capital  Protection  Program,  I (we)  hereby
     acknowledge  receipt  of  the  "CAPITAL  PROTECTION  PROGRAM   SUPPLEMENTAL
     APPLICATION."
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SIGNATURES* Must be completed for "Good Order"
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SIGNED AT* (city, state)                        DATE SIGNED* (mm/dd/yyyy)


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Owner's Signature                               Annuitant's Signature (if other than Owner)

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Joint Owner's Signature                         Joint Annuitant's Signature (if other than Joint Owner)

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PRODUCER/ REPRESENTATIVE'S STATEMENT

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

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Producer/Financial Representative's Full Name (please print)                    Phone No. (include area code)

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Producer/Financial Representative's Signature                                   Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP

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E-Mail Address                                          Contact your home office for program information.
                                                        __ Option A  __ Option B __ Option C __ Option D __ Option E
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL/NY Producer/Representative No.

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                     MAILING ADDRESS AND CONTACT INFORMATION


IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

                              JNL/NY SERVICE CENTER

REGULAR MAIL:     P.O. Box 378004, Denver, CO 80237-8004
OVERNIGHT MAIL:   8055 E. Tufts Ave., 2nd Floor, Denver, CO 80237

CUSTOMER CARE:  800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
FAX:  800/701-0125             E-MAIL: contactus@jnlny.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

                           JNL/NY IMG SERVICE CENTER

REGULAR MAIL:      P.O. Box 33178, Detroit, MI 48232-5178
OVERNIGHT MAIL:    c/o Standard Federal Bank, Drawer 5178
                   12425 Merriman Road, Livonia, MI 48150

CUSTOMER CARE:  888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
FAX:  517/367-4669             E-MAIL: contactus@jnlny.com
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             Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               Not a deposit * Not insured by any federal agency

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